UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 6, 2006
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)

               NEW YORK                 1-6663             11-2037182
    (State or other Jurisdiction   (Commission File      (IRS Employer
          of Incorporation)             Number)       Identification No.)

          275 WAGARAW ROAD, HAWTHORNE,                07506
                    NEW JERSEY
          (Address of Principal Executive Offices)  (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchang Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 6, 2006, the Company granted ten-year options to purchase 25,000 shares of common stock at an exercise price of $1.85 per share to each of the following directors: E. Bruce Fredrikson, Stuart H. Lubow, Ronald H. Miller and Phillip Siegel. The option to each director was immediately vested for 10,000 shares and will vest for 5,000 additional shares on each of the first three anniversaries of the grant date if the optionee then continues as a director. The options were granted in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

     The  form  of  stock  option  grant  letter  is  filed  herewith.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURUTIES

     Reference  is  made  to  Item  1.01  for option grants made by the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits


Exhibit No.       Description


10.01 Form of stock option grant letter, filed herewith.

10.02 Colonial Commercial Corp. 2006 Stock Plan, incorporated herein by reference from Exhibit
                  10.01 to the Company's Form 10-Q filed on November 13, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COLONIAL COMMERCIAL CORP.
                                      -------------------------
                                             (Registrant)

Date: December 12, 2006                   /s/ William Salek
                                          -----------------
                                            William Salek
                                       Chief Financial Officer


INDEX TO EXHIBITS


Exhibit No.       Description


10.01 Form of stock option grant letter, filed herewith.

10.02 Colonial Commercial Corp. 2006 Stock Plan, incorporated herein by reference from Exhibit
                  10.01 to the Company's Form 10-Q filed on November 13, 2006.